UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2010

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 10, 2010, PartnerRe Finance B LLC (“Finance”), an indirect wholly-owned subsidiary of PartnerRe Ltd., and PartnerRe Ltd. (the “Company”) agreed to sell $500,000,000 aggregate principal amount of Finance’s 5.500% Senior Notes (“Notes”) due 2020. The Notes were offered pursuant to a Registration Statement (No. 333-138531) on Form S-3 and are guaranteed on a senior unsecured basis by the Company. In connection with this agreement, Finance and the Company entered into several contracts as described below.

Underwriting Agreement

     On March 10, 2010, Finance and the Company entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $500,000,000 aggregate principal amount of Notes. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Indenture and First Supplemental Indenture

     On March 15, 2010, Finance, the Company and The Bank of New York Mellon, as trustee, entered into an Indenture and a First Supplemental Indenture. Copies of these agreements are filed as Exhibits 4.1 and 4.2 hereto.

Senior Debt Securities Guarantee Agreement and First Supplemental Debt Securities Guarantee Agreement

     On March 15, 2010, the Company and The Bank of New York Mellon, as guarantee trustee, entered into a Senior Debt Securities Guarantee Agreement and a First Supplemental Debt Securities Guarantee Agreement. Copies of these agreements are filed as Exhibits 4.3 and 4.4 hereto.

     The foregoing descriptions of these agreements are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits

     The exhibits to this report are incorporated by reference into Registration Statement (No. 333-138531) filed by Finance and the Company.

(d)  Exhibits

1.1 Underwriting Agreement dated March 10, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd., Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Barclays Capital Inc. and the other underwriters named therein.

4.1 Indenture dated March 15, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd. and The Bank of New York Mellon.

4.2 First Supplemental Indenture (including the form of the Notes) dated March 15, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd. and The Bank of New York Mellon.

4.3 Senior Debt Securities Guarantee Agreement dated March 15, 2010 between PartnerRe Ltd. and The Bank of New York Mellon.

4.4 First Supplemental Debt Securities Guarantee Agreement dated March 15, 2010 between PartnerRe Ltd. and The Bank of New York.

5.1 Opinion of Davis Polk & Wardwell LLP.

5.2 Opinion of Jean-Paul Dyer, Associate General Counsel to PartnerRe Ltd.

23.1 Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2 Consent of Jean-Paul Dyer, Associate General Counsel to PartnerRe Ltd. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	March 15, 2010	By:	/s/ Amanda Sodergren
			Name:	Amanda Sodergren
			Title:	Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

1.1
Underwriting Agreement dated March 10, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd., Credit Suisse Securities (USA) LLC, Banc of America Securities Inc., Barclays Capital and the other underwriters named therein.

4.1	Indenture dated March 15, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd. and The Bank of New York Mellon.

4.2	First Supplemental Indenture (including the form of the Notes) dated March 15, 2010 among PartnerRe Finance B LLC, PartnerRe Ltd. and The Bank of New York Mellon.

4.3	Senior Debt Securities Guarantee Agreement dated March 15, 2010 between PartnerRe Ltd. and The Bank of New York Mellon.

4.4	First Supplemental Debt Securities Guarantee Agreement dated March 15, 2010 between PartnerRe Ltd. and The Bank of New York Mellon.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Jean-Paul Dyer, Associate General Counsel to PartnerRe Ltd.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Jean-Paul Dyer, Associate General Counsel to PartnerRe Ltd. (included in Exhibit 5.2).